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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 17, 2000

                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I")
            ---------------------------------------------------------
                             (Issuer of Securities)

                         CHASE MANHATTAN BANK USA, N.A.
                             (Sponsor of the Trust)
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        United States                  333-74303                 22-2382028
----------------------------         --------------          -------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


802 Delaware Avenue, Wilmington, Delaware                             19801
-------------------------------------------------------           ------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050

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Item 5.  Other Events:

         On April 1, 2000, the Trust added to its portfolio the credit card receivables in a group of 687,758 accounts, respectively, with a total outstanding principal amount of $1,137,461,390.13. Including the April 1 addition, the total outstanding principal amount of receivables added to the Trust since December 31, 1999 is $2,220,809,061.83. The total outstanding principal amount of receivables in the trust portfolio after the addition was $20,420,851,673.91. The management of Chase USA believes that the addition of the new receivables will have no material effect on the Trust or the asset backed certificates of the Trust.

         A copy of the executed Assignments adding to the portfolio is being filed as Exhibit 10.1 to this current report on Form 8-K.



                  Exhibit             Description
                  -------             -----------

                  10.1 Assignment No. 13 of Receivables in Additional Accounts, dated April 1, 2000.
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 17, 1999

                                              The Chase Manhattan Bank,
                                              as Servicer


                                              By:  /s/ Patrick Margey
                                              ----------------------------------
                                              Name:    Patrick Margey
                                              Title:   Vice President
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                                      INDEX TO EXHIBITS
                                      -----------------


Exhibit No.                           Description
---------------                       -----------
10.1                                  Assignment No. 13 of Receivables on
                                      Additional Accounts, dated April 1, 2000.